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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350, the undersigned officer of KeyCorp (the "COMPANY"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 11, 2003
                                              /s/ Henry L. Meyer III
                                              ----------------------------------
                                              Henry L. Meyer III
                                              Chairman, President and
                                              Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.